Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 14. Fair Value Measurements

Fair Value Measurements

The following table presents financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 and December 31, 2013 (in millions):

		Fair Value Measurements			Fair Value Measurements
		at December 31, 2014			at December 31, 2013
	Balance Sheet Location	(Level 1)	(Level 2)	Total	(Level 1)	(Level 2)	Total
Assets:
Derivatives designated as cash flow hedges
Interest rate	Other assets, net	$—	$—	$—	$—	$174.1	$174.1
Foreign currency	Trade and notes receivable, net	—	6.0	6.0	—	—	—
Derivatives designated as net investment hedges
Foreign currency	Inventories and other current assets, net	—	2.1	2.1	—	—	—
Foreign currency	Other assets, net	—	75.9	75.9	—	—	—
Derivatives not designated as hedging instruments
Interest rate	Other assets, net	—	88.9	88.9	—	—	—
Other
Investments held in a rabbi trust	Inventories and other current assets, net	1.1	—	1.1
Investments held in a rabbi trust	Other assets, net	5.2	—	5.2	8.9	—	8.9

Total assets at fair value		$6.3	$172.9	$179.2	$8.9	$174.1	$183.0

Liabilities:
Derivatives designated as cash flow hedges
Interest rate	Other liabilities, net	$—	$25.6	$25.6	$—	$—	$—
Derivatives designated as net investment hedges
Foreign currency	Other liabilities, net	—	—	—	—	25.9	25.9
Other
ERP liabilities	Other accrued liabilities	—	1.1	1.1	—	2.8	2.8
ERP liabilities	Other liabilities, net	—	5.2	5.2	—	6.0	6.0

Total liabilities at fair value		$—	$31.9	$31.9	$—	$34.7	$34.7

Our derivatives are valued using a discounted cash flow analysis that incorporates observable market parameters, such as interest rate yield curves and currency rates, classified as Level 2 within the valuation hierarchy. Derivative valuations incorporate credit risk adjustments that are necessary to reflect the probability of default by us or the counterparty.

Investments held in a Rabbi trust consist of money market funds and mutual funds and the fair value measurements are derived using quoted prices in active markets for the specific funds which are based on Level 1 inputs of the fair value hierarchy. The fair value measurements of the ERP liabilities are derived principally from observable market data which are based on Level 2 inputs of the fair value hierarchy.

At December 31, 2014, the fair value of our variable rate term debt and bonds was estimated at $10.1 billion, compared to a carrying amount of $10.0 billion, net of original issuance discount and premium. At December 31, 2013, the fair value of our variable rate term debt and bonds was estimated at $3.1 billion, compared to a carrying amount of $2.9 billion, net of original issuance discount and premium. Fair value of variable rate term debt and fixed rate debt was estimated using inputs based on bid and offer prices and are Level 2 inputs within the fair value hierarchy.

Certain nonfinancial assets and liabilities are measured at fair value on a nonrecurring basis. These assets and liabilities are not measured at fair value on an ongoing basis but are subject to periodic impairment tests. These items primarily include long-lived assets, goodwill, the Brand and other intangible assets. Refer to Note 2 for inputs and valuation techniques used to measure fair value of these nonfinancial assets.